                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 6, 1996



                           FUSION SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                          0-23628               52-0915080
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)




7600 Standish Place, Rockville, MD                                 20855
(Address of principal Executive Offices)                         (Zip Code)



                                 (301) 251-0300
              (Registrant's telephone number, including area code)



                          No change since last report.
         (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On August 14, 1996, Fairey Investments, Inc., a Delaware corporation ("FII"), Fusion UV Systems, Inc., a Delaware corporation ("Sub"), Fairey Overseas Development Limited, a corporation organized under the laws of England and Wales ("Overseas"), and Fusion UV Systems Limited, a corporation organized under the laws of England and Wales ("UK Sub") (FII, Sub, Overseas and UK Sub are collectively referred to herein as the "Buyers") entered into a purchase agreement (the "Agreement") with Fusion Systems Corporation, a Delaware corporation (the "Registrant"), Fusion UV Curing Systems Corporation, a Maryland corporation and wholly-owned subsidiary of the Registrant ("Curing"), Fusion Technology International, Inc., a Delaware corporation and a wholly-owned subsidiary of ("Fusion Technology"), and Fusion Europe Limited, a corporation organized under the laws of England and Wales and a wholly-owned subsidiary of Fusion Technology ("Fusion Europe") (the Registrant, Curing, Fusion Technology, and Fusion Europe are collectively referred to herein as the
"Sellers").   Pursuant to the Agreement, the Buyers agreed, subject to
obtaining required regulatory approval and certain other conditions, to purchase substantially all of the assets relating to the business of designing, manufacturing, marketing and servicing ultraviolet curing systems used in manufacturing, printing and coating applications in numerous industries as conducted by the Registrant through its direct and indirect wholly-owned subsidiaries (the "Business"). The Buyers are direct or indirect subsidiaries of Fairey Group, plc.

         On September 6, 1996 (the "Closing Date"), the closing of the sale of the Business was completed, and the Buyers acquired substantially all of the assets of Curing and Fusion Europe relating to the Business and all of the outstanding stock of Fusion Aetek UV Systems, Inc., a Delaware corporation, Fusion Japan KK, a corporation organized under the laws of Japan, and Fusion VuS GmbH, a corporation organized under the laws of the Federal Republic of Germany, each of which was a direct or indirect subsidiary of the Registrant.

         In consideration for the sale of such shares and assets comprising the Business, on the Closing Date the Buyers paid to the Sellers an aggregate of $121,000,000 in cash, subject to adjustment as provided in the Agreement, and assumed certain liabilities of the Sellers related to the Business.

         In the Agreement, the Sellers made various representations, warranties and covenants as to themselves and the Business and have agreed to indemnify the Buyers for any breaches thereof. Claims for indemnification for breaches of representations, warranties and covenants must be brought before December 31, 1997, except with respect to certain specific indemnities which survive either for longer time periods or without time limitation. Sellers' maximum indemnification obligation for any losses is initially $9,000,000, but such cap will be reduced to $3,000,000 for claims made after March 31, 1997.

         The Agreement included a reciprocal noncompetition agreement pursuant to which each party agreed not to compete with the business of the other for a ten-year period and also agreed not to hire or solicit the employment of employees of the other party for certain limited time periods. Effective as of the Closing Date, the Sellers and the Buyers entered into an agreement to provide to each other certain services and products for a transition period. Also effective as of the Closing Date, the Registrant entered into a cross license agreement with Sub to license its patents to Sub for Sub's field of use but retained the right to use such patents in its own field of use.

         In a separate transaction, Sub paid $5 million to Fusion Lighting, Inc., a former subsidiary of the Registrant which makes visible lighting products ("Fusion Lighting"), in consideration for a mutual noncompetition agreement, a cross license of technology, a change of corporate name of Fusion Lighting and a right of first refusal to serve as Fusion Lighting's exclusive distributor for certain of its products in the curing field. Daniel Tessler, Chairman of the Board of Directors of the Registrant, also serves as Chairman of the Board of Directors and Chief Executive Officer of Fusion Lighting and is a shareholder of Fusion Lighting. Leslie S. Levine, a director and President and Chief Executive Officer of the Registrant, also serves as a director and President of Fusion Lighting and is a shareholder of Fusion Lighting.

         In connection with the sale of the Business, the Registrant has agreed to pay Venture Advisors, Inc. ("VAI") a financial advisory fee of $1,028,500. Mr. Tessler, Chairman of the Board of Directors of the Registrant, is the President and controlling stockholder of VAI. The Board of Directors of the Registrant was separately advised on the fairness of the financial terms of the transaction by a different investment banking firm.

         Following the sale of the Business, the Registrant continues to serve as a leading worldwide suppler of single-wafer ashers and photostabilizers used in the fabrication of advanced semiconductor devices.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  Financial Statements of  Business Acquired

        Not applicable

    (b) Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial statements are filed with this report:

  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of  June 28, 1996.....................................Page F-1
  Unaudited Pro Forma Condensed Consolidated Statements of  Operations:
      For the Year Ended December 31, 1995..........................................................................Page F-2
      For the Six Months Ended June 28, 1996........................................................................Page F-3

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 28, 1996 reflects the financial position of the Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 28, 1996. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and for the six-month period ended June 28, 1996 assume that the disposition occurred on December 31, 1994, and are based on the operations of the Registrant for the year ended December 31, 1995 and the six months ended June 28, 1996. Transaction costs include expenses associated with the transaction, severance cost for employees terminated as a result of the transaction, and accrual for future expenses.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect as of the date and for the periods presented. In addition, it should be noted that the Registrant's financial statements will reflect the disposition as of September 6, 1996, the Closing Date.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

 (c) Exhibits

NO.                      DESCRIPTION
- --                       -----------
2.1      Purchase Agreement dated  August 14, 1996 by and among the Buyers and the Sellers. (The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit, all of which are listed in the
         Agreement.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FUSION SYSTEMS CORPORATION



September 19, 1996                By:      /s/ Joseph F. Greeves
                                     ----------------------------
                                              Joseph F. Greeves
                                     Vice President and Chief Financial Officer

                       PRO FORMA FINANCIAL INFORMATION

                 FUSION SYSTEMS CORPORATION AND SUBSIDIARIES
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 28, 1996




                                                                                    PRO FORMA ADJUSTMENTS
                                                                              --------------------------------
                                                                                   UV           PROCEEDS FROM
                                                              HISTORICAL        CURING (a)       DISPOSITION        PRO FORMA
                                                             ------------     -------------    ---------------     -----------
ASSETS
Current Assets:
    Cash, cash equivalents
       and short-term marketable securities                     $ 26,737          $ 1,157         $121,000 (b)       $141,332
                                                                                                    (5,248)(c)
    Accounts receivable, net                                      31,987           11,710              -               20,277
    Inventories                                                   25,663            8,591              -               17,072
    Prepaid expenses and other current assets                      1,647              667              -                  980
    Receivable from related party                                    229              -                -                  229
                                                               ----------        ---------       ----------          ---------
         Total Current Assets                                     86,263           22,125          115,752            179,890

Fixed Assets, net of accumulated depreciation                     17,713            5,366              -               12,347
Deferred Income Taxes                                              3,122              144              -                2,978
Other Assets                                                         770              457              -                  313
Intangible Assets, net of accumulated amortization                 3,049            2,934              -                  115
                                                               ----------        ---------       ----------          ---------
         Total Assets                                           $110,917          $31,026         $115,752           $195,643
                                                               ==========        =========       ==========          =========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts payable                                              $4,484           $1,646              -             $  2,838
    Accrued expenses                                               8,952            3,306              -                5,646
    Income taxes                                                     248               90           36,250 (d)         36,408
    Customer deposits                                              1,016              982              -                   34
                                                               ----------        ---------       ----------          ---------
         Total Current Liabilities                                14,700            6,024           36,250             44,926
                                                               ----------        ---------       ----------          ---------

         Total Stockholders' Equity                               96,217           25,002           79,502            150,717
                                                               ----------        ---------       ----------          ---------
         Total Liabilities and Stockholders' Equity             $110,917          $31,026         $115,752           $195,643
                                                               ==========        =========       ==========          =========



(a) To reflect the disposition of the Company's UV Curing business and the elimination of its assets and liabilities as of June 28, 1996.
(b) To reflect the $121 million of proceeds from the sale of the UV Curing business.
(c) To reflect transaction costs related to the transaction.
(d) To reflect income tax liability related to the transaction.

                       PRO FORMA FINANCIAL INFORMATION

                 FUSION SYSTEMS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995




                                                                       PRO FORMA  ADJUSTMENTS
                                                                      ------------------------
                                                                          UV
                                                      HISTORICAL      CURING (a)     INTEREST (b)   PRO FORMA
                                                      ----------      ---------      ------------   ---------
Net Revenues                                           $109,567        $51,086         $  -          $58,481
Cost of Sales                                            49,883         24,347            -           25,536
                                                      ----------      ---------       --------      ---------
              Gross Profit                               59,684         26,739            -           32,945
                                                      ----------      ---------       --------      ---------

Operating Expenses:
         Selling, general and administrative             26,441         13,677            -           12,764
         Research, development and engineering           11,086          3,404            -            7,682
                                                      ----------      ---------       --------      ---------
              Total operating expenses                   37,527         17,081            -           20,446
                                                      ----------      ---------       --------      ---------

              Operating Income                           22,157          9,658            -           12,499
                                                      ----------      ---------       --------      ---------

Other Income:
         Interest income, net                             2,193             55          4,000          6,138
         Foreign exchange gains (losses)                     85            130            -              (45)
         Other, net                                         (11)             -            -              (11)
                                                      ----------      ---------       --------      ---------
              Total other income, net                     2,267            185          4,000          6,082
                                                      ----------      ---------       --------      ---------

              Income before income taxes                 24,424          9,843          4,000         18,581

Provision for Income Taxes                                9,159          3,714          1,508          6,953
                                                      ----------      ---------       --------      ---------

              Net Income                               $ 15,265        $ 6,129         $2,492        $11,628
                                                      ==========      =========       ========      =========

Earnings Per Share:                                    $   1.88        $  0.75         $ 0.30        $  1.43
                                                      ==========      =========       ========      =========

Weighted-Average Shares Outstanding                       8,120          8,120          8,120          8,120
                                                      ==========      =========       ========      =========


(a) To eliminate the operations of the UV Curing business for the entire period. No recognition has been given to the gain on the disposition of the UV Curing business.
(b) To adjust for the interest income that would be earned on net proceeds of $80 million.

                       PRO FORMA FINANCIAL INFORMATION

                 FUSION SYSTEMS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 28, 1996





                                                                            PRO FORMA  ADJUSTMENTS
                                                                         ---------------------------
                                                                            UV
                                                           HISTORICAL    CURING (a)      INTEREST (b)     PRO FORMA
                                                           ----------    ----------      ------------     ---------
Net Revenues                                                $78,696        $28,676         $   -           $50,020
Cost of Sales                                                35,216         13,421             -            21,795
                                                           ---------      ---------       --------        ---------
              Gross Profit                                   43,480         15,255             -            28,225
                                                           ---------      ---------       --------        ---------

Operating Expenses:
         Selling, general and administrative                 18,536          8,274             -            10,262
         Research, development and engineering                9,973          2,233             -             7,740
                                                           ---------      ---------       --------        ---------
              Total operating expenses                       28,509         10,507             -            18,002
                                                           ---------      ---------       --------        ---------

              Operating Income                               14,971          4,748             -            10,223
                                                           ---------      ---------       --------        ---------

Other Income:
         Interest income, net                                   893             56          2,000            2,837
         Foreign exchange gains (losses)                         81            (18)            -                99
         Other, net                                              54             57             -                (3)
                                                           ---------      ---------       --------        ---------
              Total other income, net                         1,028             95          2,000            2,933
                                                           ---------      ---------       --------        ---------

              Income before income taxes                     15,999          4,843          2,000           13,156

Provision for Income Taxes                                    6,000          1,817            750            4,933
                                                           ---------      ---------       --------        ---------

              Net Income                                    $ 9,999        $ 3,026         $1,250          $ 8,223
                                                           =========      =========       ========        =========


Earnings Per Share:                                         $  1.24        $  0.37         $ 0.15          $  1.02
                                                           =========      =========       ========        =========

Weighted-Average Shares Outstanding                           8,089          8,089          8,089            8,089
                                                           =========      =========       ========        =========


(a) To eliminate the operations of the UV Curing business for the entire period. No recognition has been given to the gain on the disposition of the UV Curing business.
(b) To adjust for the interest income that would be earned on net proceeds of $80 million.

                                 EXHIBIT INDEX


Exhibit No.                              Description                                              Page
- ----------                              -------------                                             ----
  2.1                 Purchase Agreement dated August 14, 1996 by and among                        10
                      the Buyers and the Sellers. (The Registrant hereby agrees to furnish supplementally to the Securities and Exchange
                      Commission upon request a copy of any omitted schedule or
                      exhibit, all of which are listed in the Agreement.)





                                      X-1